UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 23, 2009



                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


        North Carolina                 000-22787               56-2028446
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
        incorporation)                  Number)           Identification Number)



                    6114 U.S. 301 South
                 Four Oaks, North Carolina                       27524
         (Address of principal executive offices)              (Zip Code)




                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On February, 23, 2009, Four Oaks Fincorp, Inc. (OTC BB: FOFN) (the "Corporation") received notice from the U.S. Federal Reserve that it had approved the Corporation's election to become a financial holding company under the Bank Holding Company Act.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FOUR OAKS FINCORP, INC.

                                         By:  /s/ Ayden R. Lee, Jr.
                                             -------------------------------
                                         Ayden R. Lee, Jr.
                                         Chairman, President, and
                                         Chief Executive Officer



Date:  February 27, 2009